F.N.B. Corporation Announces Agreement to Acquire PVF Capital Corp. February 19, 2013 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions.  These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in F.N.B.
Corporation’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by PVF Capital Corp. shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the
FNB and PVF Capital Corp. businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
F.N.B. Corporation and PVF Capital Corp. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
SHAREHOLDERS OF PVF CAPITAL CORP. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND
ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS,
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and PVF Capital
Corp. have filed with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer,  F.N.B. Corporation, One F.N.B.
Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents PVF Capital Corp. has filed with the SEC by contacting
Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, OH 44139, telephone: (440) 248-7171.
F.N.B. Corporation and PVF Capital Corp. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of PVF Capital Corp. in connection with the proposed merger. Information concerning such participants' ownership of PVF Capital Corp.
common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.
ADDITIONAL INFORMATION ABOUT THE MERGER

Transaction Rationale
• Immediately accretive to EPS
• Accretive to tangible book value
• Strong internal rate of return
Strategic
Opportunity to
Add Scale
Financially
Attractive
Low Risk
• Expands current presence in Cleveland Market
Accelerates current growth strategy
• Market opportunity
Leverages FNB’s model in another major MSA
Significant commercial opportunities (over 50,000 businesses)
Attractive suburbs provide opportunity to expand retail, wealth & private banking platforms
• Comprehensive due diligence process completed
• Leverages FNB’s existing in-market management platform
• Experienced acquiror

Transaction Overview
Fully Diluted Deal Value
Consideration
Implied Price Per Share
Required Approvals
Termination Fee
Key Assumptions
Capital Impact
Anticipated Closing
$106.4 million
(1)
100% stock; fixed 0.3405 exchange ratio
$3.98
(1)
Customary regulatory and PVFC shareholder
$4.0 million
Cost savings estimated at 31% of PVFC’s expense base
One-time transaction expenses of approximately $14.3 million, pre-tax
Accretive to tangible book value per share
Breakeven to TCE / TA
Minimal impact to regulatory capital ratios
Third quarter of 2013
(1) Based on FNB 20-day trailing stock price of $11.69 on 2/15/13

Transaction Pricing
Source: SNL Financial
Metrics based on FNB 20-day trailing stock price of $11.69 on 2/15/13 multiplied by the fixed exchange ratio
(1)    Based on PVFC’s tangible book value per share of $2.90 as of 12/31/2012
(2)    Based on PVFC’s closing price of $2.52 on 2/15/13
(3)    Equal to deal value to common shareholders minus PVFC’s tangible common equity as a percentage of core deposits; Core deposits defined as total deposits less jumbo time deposits (greater than $100,000)
(4)    Includes bank & thrift transactions in the Mid-Atlantic and Midwest announced after January 1, 2012 with deal values between $50 and $500 million

Transaction Multiples
FNB / PVFC
Transaction
1.37x 1.52x
57.9% 59.6%
5.6% 5.9%
Price / Tangible Book Value (x) (1)
Market Premium  (%)
(2)
Core Deposit Premium (%) (3)
Recent Regional
Transactions
(4)

Cleveland Market Opportunity
Total Households - 2011 (000) Businesses
Unemployment Rate

Source: SNL Financial
(1) As of December 2012
(2) Per U.S. Census Bureau
• Third consecutive acquisition in a major MSA
• Cleveland, Pittsburgh and Baltimore have an aggregate population of 7.1 million, significant commercial lending opportunities and favorable demographics
• The Cleveland market is conducive to FNB’s commercial banking model and strong cross sell culture
Opportunity to replicate FNB’s proven Pittsburgh success in a market with similar characteristics
Significantly enhances number of commercial banking prospects within FNB footprint
Retail locations in attractive markets expected to benefit consumer banking, Wealth Management and Private Banking
Strong Opportunity
Expansion in Cleveland Market
1,001
1,043
852
Pittsburgh
MSA
Baltimore
MSA
Cleveland
MSA
7.2%
7.0%
6.5%
Pittsburgh
MSA
Baltimore
MSA
Cleveland
MSA
59,240
65,169
52,149
Pittsburgh
MSA
Baltimore
MSA
Cleveland
MSA
(2)
(1)

Pro Forma Franchise
Pro Forma Branch Franchise
Cleveland, OH MSA
Source: SNL Financial and Microsoft MapInfo
Deposit data as of 6/30/2012 and pro forma for pending and completed transactions

FNB (246)
ANNB (8)
PVFC (16)
FNB Headquarters Pittsburgh MSA
Cleveland MSA Baltimore MSA
Branch Overlap
Distance Branches % of Franchise
< 1 mi: 1 6.3%
< 5 mi: 3 18.8%
Rank Institution (ST)
Number
of
Branches
Deposits in
Market
($mm)
Market
Share
(%)
1 KeyCorp (OH) 76 9,961 19.8
2 PNC Financial Services Group (PA) 81 5,758 11.5
3 TFS Financial Corp (MHC) (OH) 19 5,629 11.2
4 RBS 66 4,421 8.8
5 Huntington Bancshares Inc. (OH) 88 4,212 8.4
6 Fifth Third Bancorp (OH) 64 3,531 7.0
7 FirstMerit Corp. (OH) 67 3,350 6.7
8 JPMorgan Chase & Co. (NY) 42 2,739 5.4
9 U.S. Bancorp (MN) 66 1,979 3.9
10 Dollar Bank FSB (PA) 27 1,663 3.3
14 Pro Forma 15 624 1.2
14 PVF Capital Corp. (OH) 12 564 1.1
27 F.N.B. Corp. (PA) 3 60 0.1
Totals (1-10) 596 43,243 86.0
Totals (1-39) 723 50,255 100.0

PVF CAPITAL CORP.

Lake
90
Geauga
Cuyahoga
80
Lorain
80
Portage
Medina
Summit
76
77
71

F.N.B. Corporation

• Headquartered in Solon, Ohio
• Founded in 1920 as an Ohio chartered savings and loan association called Park View Federal Savings Bank
• Operates 16 branches in the Greater Cleveland area
• Completed demutualization / IPO in 1992 (Ticker: PVFC)
• Market Capitalization: $65 million
• Balance sheet as of December 31, 2012
$782 million in assets
$585 million in net loans
$634 million in deposits
TCE / TA: 9.61%
• Income statement for the quarter ended December 31, 2012
Net income of $2.67 million
Net interest margin of 3.16%
Noninterest expense / average assets of 3.4%
• Does not have TARP
Completed $30 million capital raise in March 2010
Overview of PVF Capital Corp.
Source: SNL Financial and Microsoft MapInfo
Market data as of 2/15/2013

PVFC Turnaround
Nonperforming Assets ($mm)
$85.8
$77.1
$54.2
$37.0
Bank Order Ratios
In compliance
with order
• Introduced new management team in 2009 to address
regulatory order and focus on credit quality issues
Bob King, CEO
Jim Nicholson, CFO
• Successfully worked through and charged-off significant
portion of problem credits
$60 million cumulative net charge-offs since 12/31/08 or
approximately 8.2% of the loan portfolio
• Steadily reduced nonperforming assets
NPAs down $50.4 million or 58% from peak in 2009
• On August 27, 2012 the OCC lifted the formal regulatory
order issued to Park View Federal Savings Bank
As of 12/31/12 classified assets to core capital plus general valuation allowance had been reduced to 42.4%
Source: SNL Financial and company documents

0.0%
30.0%
60.0%
90.0%
120.0%
2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12
Classified Assets / Core Cap. + LLR Criticized Assets / Core Cap. + LLR
$72.0
$58.1
$29.6
$18.0
$1.7
$10.2
$14.6
$11.3
$12.1
$8.8
$10.0
$7.7
$0
$25
$50
$75
$100
2009 2010 2011 2012
Nonaccrual Loans Restructured Loans OREO

Comprehensive Due Diligence
Due Diligence Review Estimated Credit Mark
• Independent third-party credit review on $1 billion
residential mortgage servicing portfolio
Put-back losses estimated to be $2.5 million
• Aggregate credit mark of $46.2 million, or 8.0% of
total loans and OREO
Greater than 3x current reserve
• Total cycle losses, including $60.3 million of charge-
offs taken since 12/31/08, equal to 14.5% of total
loans as of 12/31/08

Credit Mark Summary
($mm) (%)
Gross Loan Credit Mark $44.7 7.8%
OREO Mark 1.5 19.4%
Gross Credit Mark $46.2 8.0%
Credit Review Summary
% of Total
Portfolio Type Reviewed
Commercial 80%
Construction & Land 83%
1-4 Family & HELOC 27%
NPL & 90+ PD Greater than $50k 100%
OREO Properties 100%
Total Gross Loans HFI ~60%

Conclusions
• FNB has proven success gaining market share in major metropolitan markets
#3 market share in Pittsburgh is generating solid growth
Scale serves to attract talent
• Significant commercial and retail opportunities enable FNB to continue to expand share
Ability to leverage deep product set in an attractive market
Access to an additional 50,000 commercial prospects
Attractively located retail locations provide strong cross sell opportunity
• The strategic merits of the deal are matched by the financial returns
Immediately accretive to EPS
Accretive to tangible book value
Strong internal rate of return